Jefferies Global Healthcare Conference Presentation June 2018 (Nasdaq: PIRS)

Forward Looking Statements This press release contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this press release that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things, references to novel technologies and methods and our business and product development plans, including the advancement of our proprietary and co-development programs into and through the clinic. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, our ability to raise the additional funding we will need to continue to pursue our business and product development plans; the inherent uncertainties associated with developing new products or technologies and operating as a development stage company; our ability to develop, complete clinical trials for, obtain approvals for and commercialize any of our product candidates, including our ability to recruit and enroll patients in our studies; our ability to address the requests of the FDA; competition in the industry in which we operate and market conditions. These forward-looking statements are made as of the date of this press release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. Investors should consult all of the information set forth herein and should also refer to the risk factor disclosure set forth in the reports and other documents we file with the SEC available at www.sec.gov, including without limitation the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and the Company's Quarterly Reports on Form 10-Q. 2

Anticalin Proteins: A Novel Therapeutic Class Features Benefits Derived from lipocalins No observed (human epithelial proteins) immunogenicity to date Engineerable binding pocket Potent target engagement Unique bi/multispecific fusion Engineerable scaffold proteins Enhanced delivery, e.g., Small size (1/8th the size of a mAb) Inhaled therapeutics Our pipeline addresses clinically-validated targets in new ways by leveraging unique features of the Anticalin® protein drug class, effectively taking reduced target biology risk 3

Pieris Investment Opportunity • An industry-validated class of novel therapeutics - Anticalin proteins - $120+M in upfront payments and milestones since January 2017 • Potentially transformative, wholly owned IO program Immuno-oncology - Clinical-stage, tumor-targeted 4-1BB bispecific • High-value, inhaled targeted respiratory program - Clinical-stage inhaled IL-4Ra antagonist - partnered with AstraZeneca – retained co-dev/US comm rights • All three anchor partnerships include US-focused commercialization rights • Robust IND engine that has yielded several clinical-stage Respiratory candidates with excellent drug-like properties ANCHOR PARTNERSHIPS 4

Financial Update (3/31/18)

(in millions)

Cash & Cash Equivalents (proforma)	$162.2
Debt	$0.0
2017 Opex	$39.3
CSO	50.1

2018 Anticipated Milestones

Core Clinical	• PRS-343: Initial safety and PD data; initiate PDL-1 combo study in 2H18 • PRS-060: First-in-human data in 2H18
Non-Core Clinical	• PRS-080: Phase IIa data in 2H18 (safety, PK, hemoglobin change post 5QW dosing)
Next-Generation Pipeline	• Advance multiple programs in immuno-oncology and respiratory

Pipeline Highlights

	DISCOVERY	PRECLINICAL	PHASE I	PHASE II
PRS-080				✓
PRS-343			✓	
PRS-060			✓	
Servier	✓	✓		
PRS-300's	✓	✓		
AZ	✓			
SeaGen	✓			

Two IO INDs Planned in 2019

Advance additional respiratory programs under the AstraZeneca alliance in 2018

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Anticalin Proteins: A Novel Therapeutic Class Features Benefits Derived from lipocalins No observed (human epithelial proteins) immunogenicity to date Engineerable binding pocket Potent target engagement Unique bi/multispecific fusion Engineerable scaffold proteins Enhanced delivery, e.g., Small size (1/8th the size of a mAb) Inhaled therapeutics Our pipeline addresses clinically-validated targets in new ways by leveraging unique features of the Anticalin® protein drug class, effectively taking reduced target biology risk 6

4-1BB (CD137): Validated Target in Need of Appropriate Drug

- Marker for tumor-specific T cells in TME
- Ameliorates T cell exhaustion & critical for T cell expansion
- Drives anti-tumor cytolytic activity
- Drives central memory T cell phenotype

Systemically agonizing 4-1BB mAb (urelumab) has shown clinical activity yet caused significant toxicity



HER2+ Tumor Cell
Tumor-Specific T-cell
PRS-343
HER2-Targeting Antibody
4-1BB-Targeting Anticalin Proteins

PRS-343 was designed for TME-specific 4-1BB activation*

*4-1BB trimerization required for activation

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Anticalin Platform: Well-Equipped for Targeted IO Agonism

A Varied Immune Synapse... ... Does Not Materially Impact Target Engagement... ...But Impacts Efficacy



~15nm
C-terminal Heavy chain fusion
~8nm
C-terminal Light chain fusion
~5nm
N-terminal Heavy chain fusion
~5nm
N-terminal Light chain fusion
CD137 binding
Her-2 binding
RFU
Drug conc [nM]



Construct A
Construct B
construct C
construct D
IL-2 [pg/mL]
ctrl
concentration [nM]

Stand-alone building block affinity

Bispecific-based building block affinity

The Natural Immune Synapse



TNFRSL
(e.g. 4-1BB Ligand)
13.4 nm
TNFRS
(e.g. 4-1BB)

Efficacy Experimental Design



IL-2
IFN-g
T Cell
Activation
Signal 1
Signal 2
4-1BB/HER-2 bispecific
4-1BB
HER-2
a-CD3 Antibody
Culture Dish
HER-2+ Tumor Cell

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PRS-343 Shows Localized Activity in Humanized Mouse Model CD8+ Proliferation in TME Peripheral CD8+ Proliferation Systemic Toxicity PRS-343 Yes No No 4-1BB mAb No Yes Yes Isotype Control No No No CD8+ Proliferation in TME Peripheral CD8+ Proliferation Systemic Toxicity hCD3 hCD4 hCD8 Plot 100μg PRS-343 100 CD3 CD4 CD8 100μg anti-4-1BB 30 CD45 100µg 20 PRS-343 + mAb 10 % CD8 Frequency [%] 0 of 100μ IgG4 isotype + 30 CD45 CD3 CD4 CD8 ctrl CD45 50 100µg 20 Isotype Ctrl 10 Frequency [%] 0 Percent Survival 30 CD3 CD4 CD8 CD45 100µg 20 Anti-4-1BB 10 Frequency [%] 0 0 10 20 30 40 Experimental design: SKOV-3 tumor cells grafted onto immune- deficient mice; human PBLs + control or PBLs + PRS-343 administered once grafted tumor reaches predetermined volume 9

PRS-343 Phase 1 Enrollment* Cohorts 1-4 Cohort 5 (predicted minimally active dose) Cohort 6 Cohort 7 2H18 Cohort 8 (screening ongoing) screening Cohorts 9-11 to be enrolled ongoing 2H18: Initiating PD-L1 combo trial n = 3 n = 5 n = 2 2H18 n = 5 Sept ‘17 - Feb ‘18 Mar ‘18 Apr ‘18 May ‘18 Jun ‘18 Jul ‘18 ** ** *Enrollment status as of 6/6 **Site initiation planned 10

PRS-343 Patient Recruitment Strategy for Escalation and Expansion ESCALATION EXPANSION HER2+ all-comers to efficiently interrogate therapeutic window during escalation Tumor types enrolled to date*: Bladder Breast Cholangiocarcinoma Colorectal adenocarcinoma Endometrial Esophageal Gastric Gastric GEJ adenocarcinoma Pancreatic Vulvar carcinoma Other(s) Similar strategy to be employed for Tecentriq® combination trial *Enrollment status as of 6/6 11

Immuno-oncology Franchise Prioritizing PRS-343 “fast-followers” and diversified costim agonism beyond 4-1BB Proprietary Clinical (worldwide rights) • PRS-343: First-in-class bispecific to preferentially activate T cells in the tumor microenvironment (TME) • Committed to advancing several additional tumor-localized costimulatory bispecific fusion proteins Servier Alliance • 5-program deal (all bispecific fusion proteins) • Pieris retains full U.S. rights for 3 out of 5 programs • $31M upfront payment, $1.8B milestone potential • Up to low double-digit royalties on non-codev products Seattle Genetics Collaboration • 3-program partnership based on tumor-localized costimulatory bispecific fusion proteins • Pieris retains opt-in rights for 50/50 global profit split and US commercialization rights on one of the programs • $30 upfront payment, $1.2B milestone potential • Up to double-digit royalties on non-codev products 12

Anticalin Proteins: A Novel Therapeutic Class Features Benefits Derived from lipocalins No observed (human epithelial proteins) immunogenicity to date Engineerable binding pocket Potent target engagement Unique bi/multispecific fusion Engineerable scaffold proteins Enhanced delivery, e.g., Small size (1/8th the size of a mAb) Inhaled therapeutics Our pipeline addresses clinically-validated targets in new ways by leveraging unique features of the Anticalin® protein drug class, effectively taking reduced target biology risk 13

PRS-060 is an Inhaled Drug Candidate for Uncontrolled Asthma Why did we design this? What We Know Regeneron/Sanofi’s dupilumab (systemically administered anti-IL-4Ra antibody) has demonstrated the following: Reduction in biomarker (FeNO) Improved lung function Exacerbation Reduction & Steroid Sparing 67% 80% reduction in avg. reduction high-eosinophil in corticosteroid patients use What We Are Testing • Is this a local phenomenon? • First-in-man study underway via inhaled delivery 14

Preclinical In Vivo PoC Support Clinical Development

- First inhaled Anticalin protein to potently engage the highly validated asthma target, IL-4Ra
- Localized target engagement in lung tissue supports a rationale for a convenient, low-dose, low-cost alternative to systemically administered antibodies
- Preclinical in vivo PoC for pulmonary delivery at doses supportive of daily administration

Total and differential cell counts in OVA model


Percentage inhibition of lung inflammatory cells
48hr after OVA challenge
78%
71%
79%
66%
Cell differential
Total
Macrophages
Eosinophils
Lymphocytes
48hr timepoint
Anticalin control (TLPC134)
PRS-060

*p<0.05, **p<0.001 compared with control TLPC134, unpaired two-tailed t test (n=9-10); data are Mean±SEM

Lung Histopathology

Control 48-hr



PRS-060 48-hr



Inhibits the influx of key inflammatory cells both in lavage fluid and lung tissue

hIL-13-induced increases in eotaxin gene expression


Percentage inhibition
97% 86% 73% 58% 47%
Fold Change in eotaxin expression
hIL-13
Treat: Veh 50μg 2μg
Pre (hr): 0.5 4 8 24

** p<0.01, ***p<0.001 compared to anticalin control, unpaired two-tailed t-test (n=5-8); data are Mean ± SEM

24-hr duration of action at doses feasible for inhalation

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AstraZeneca Provides Complementary Development Know-how

- PRS-060 (Part of AstraZeneca alliance)
  - First-in-class inhaled IL-4Ra antagonist for asthma
  - Phase1a SAD initiated in 4Q17
  - Pieris retains opt-in for co-development/co-commercialization rights in the US
- Proprietary inhaled discovery programs ongoing



AstraZeneca

Alliance Highlights

5 committed novel inhaled Anticalin protein programs

Including lead asthma program PRS-060 (IL-4Ra)

Retained co-development and co-commercialization (US) options on PRS-060 and up to 2 additional programs

$57.5M upfront & Phase I MS in 2017; up to ~$2.1B in milestones, plus double-digit royalties

Access to complementary formulation and device know-how for inhaled delivery

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Pieris Pharmaceuticals, Inc. Corporate HQ: 255 State Street, 9th Floor, Boston, MA 02109, USA R&D Hub: Freising, Germany (Munich) info@pieris.com www.pieris.com

Appendix

PRS-080 Shows Consistent Effects in Healthy Volunteers & CKD5 Patients – Ongoing Ph IIa Study will Evaluate Hemoglobin • In both healthy volunteers and CKD5 patients, Ph I SAD in Healthy Volunteers* Ph Ib SAD in CKD5 patients** PRS-080 Mean Iron Concentrations† Mean Iron Concentrations 60 60 Was safe and well-tolerated o 50 50 o Showed a dose-proportional increase of PK 40 40 parameters (data not shown) 30 30 Serum Iron [µM] o Demonstrated dose-dependent PD effects on 20 Serum Iron [µM] 20 serum iron and TSAT 10 10 o Led to an immediate dose-dependent decrease 0 0 in circulating free hepcidin (data not shown) 0 48 96 144 192 240 0 48 96 144 • A Phase IIa trial is underway in Germany and Mean TSAT (%)† Mean TSAT (%) Czech Republic 100 100 80 80 • Planning 5 QW infusions in ESRD FID anemia patients 60 60 40 • Two dose cohorts: 4 mg/kg and 8 mg/kg body TSAT (%) TSAT (%) 40 weight (4 drug; 2 placebo per cohort) 20 20 • Safety, tolerability hemoglobin (Hb) and 0 0 reticulocyte concentration of Hb as endpoints 0 48 96 144 192 240 0 48 96 144 Time after start of infusion [hours] Time after start of infusion [hours] • Presented at 57th ASH Conference December 2015 ** Presented at 54th ERA-EDTA Conference June 2017 • If data are positive, Pieris will seek to out- † Subjects achieving iron response > 34.5 µM N=24 (6 patients per dose cohort, 6 patients on placebo) license beyond Japan (avg. 3 out of 6 subjects / dose cohort) 19

Management and Board

Executive Management Team



Stephen Yoder, J.D.

President & CEO

morphosys



Louis Matis, M.D.

SVP, Chief Development Officer

ALEXION

CGI Pharmaceuticals

NIH NATIONAL CANCER INSTITUTE



Allan Reine, M.D.

SVP, Chief Financial Officer

LOMBARD ODIER

citi

Board of Directors

Julian Adams, Ph.D.
President & CEO, Gamida Cell
Clal BioTech Industries,Ltd., Infinity, Millennium Pharm., LeukoSite Inc.

Jean-Pierre Bizzari, M.D.
Director
Celgene, Servier, Rhone-Poulenc, Sanofi-Aventis

Christopher Kiritsy
CEO, Arisaph Pharmaceuticals
Kos Pharmaceuticals

Michael Richman
CEO, NextCure
Amplimune, Chiron, MedImmune, Macrogenics

Ann Barbier, M.D., Ph.D.
CMO, Translate Bio

James Geraghty
Director
Third Rock Ventures, Sanofi, Genzyme, Bain and Company

Steven Prelack
SVP & COO, VetCor
Aerpio, Galectin Therapeutics, BioVex Group

Stephen Yoder
President & CEO

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